Financial Instruments	9 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments [Text Block]

14. Financial Instruments

The Company's financial instruments consist of cash, accounts receivable, promissory note receivable, finance lease receivables, restricted deposit, line of credit, loans payable to related parties, term loan, accounts payable and accrued liabilities, other liabilities and lease liabilities.

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

Level 1: Unadjusted quoted prices in active markets for identical assets and liabilities;

Level 2: Inputs other than quoted prices that are observable for the asset or liabilities either directly or indirectly; and

Level 3: Inputs that are not based on observable market data

The fair value of the Company's financial instruments approximates their carrying value, unless otherwise noted.

The Company has exposure to the following financial instrument-related risks.

Credit risk

The Company's exposure to credit risk is on its cash, accounts receivable, promissory note receivable, and on its finance lease receivables and restricted deposit. The maximum exposure to credit risk is their carrying amounts in the consolidated statement of Financial Position.

The Company's cash is comprised of cash bank balances. The Company's restricted deposit is an interest-bearing term deposit. Both cash and the restricted deposit are held in major financial institutions in Canada and the United States with a high credit quality and therefore the Company is exposed to minimal credit risk on these assets. The Company assesses the credit risk of its account receivable and finance lease receivables and promissory note receivable at each reporting period end and on an annual basis. As at December 31, 2023 three customers (December 31, 2022 - two) had accounts receivable balances that were more than 10% of the company's total accounts receivable balance, and collectively these customers represented 49.3% (December 31, 2022 - 53%) of the Company's accounts receivable balance. As at December 31, 2023 the Company recognized an allowance for credit losses against its accounts receivable of $329,743 and an allowance against Promissory Note Receivable of $131,089 (March 31, 2023 - $139,370 and nil) (Note 4).

During the three and nine months ended December 31, 2023 the Company recognized an impairment of $423,267 on finance leases. The impairment is related to a significant increase in credit risk associated with finance leases for five vehicles with one customer, and represents the lifetime expected credit loss on the finance lease receivable.

Liquidity risk

The Company tries to ensure that there is sufficient capital in order to meet short-term business requirements, after taking into account the Company's cash balances and available liquidity on the Company's $8 million operating line of credit. The Company's cash is invested in bank accounts at major financial institutions in Canada and the United States and is available on demand. The continuation of the Company as a going concern is dependent on future cash flows from operations including the successful sale and manufacture of electric vehicles to achieve a profitable level of operations and obtaining necessary financing to fund ongoing operations. The Company's ability to achieve its business objectives is subject to material uncertainty which casts substantial doubt upon the Company's ability to continue as a going concern (Note 1). The Company will continue to rely on additional financings to further its operations and meet its capital requirements.

Market risks

Market risk is the risk of loss that may arise from changes in market factors such as interest rates and foreign exchange. The Company is exposed to interest rate risk with respect to its Line of Credit (Note 10). The Company is exposed to foreign exchange risk as it conducts business in both the United States and Canada. Management monitors its foreign currency balances, but the Company does not engage in any hedging activities to reduce its foreign currency risk.

At December 31, 2023, the Company was exposed to currency risk through the following financial assets and liabilities in Canadian Dollars:

Cash	$500,653
Accounts Receivable	$732,199
Sales tax receivable	$112,372
Prepaids and deposits	$-
Finance lease receivable	$69,636
Accounts payable and accrued liabilities	$(264,853)
Related party loan and interest payable	$(3,670,000)

The CDN/USD exchange rate as at December 31, 2023 was $0.7561 (March 31, 2023 - $0.7389). Based on the net exposure and assuming all other variables remain constant, a 10% change in the appreciation or depreciation of the Canadian dollar relative to the US dollar would result in a change of approximately $190,500 to net income/(loss).